UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2016

Curis, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-30347	04-3505116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, MA		02421
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 503-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2016, Curis, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy. At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in detail in the Company’s Proxy Statement filed by the Company with the Securities and Exchange Commission on April 5, 2016:

Proposal 1: The election of three Class II directors for a term of three years expiring at the 2019 annual meeting of stockholders.

Name	For	Withheld	Broker Non-Votes
Robert E. Martell	86,068,722	2,226,400	28,168,709
Daniel R. Passeri	84,688,684	3,606,438	28,168,709
Marc Rubin	85,829,234	2,465,888	28,168,709

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain
113,335,365	2,576,897	551,569

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date: May 20, 2016	By:	/s/ James E. Dentzer
James E. Dentzer
Chief Financial Officer and Chief Administrative Officer